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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Joseph J. Kwederis his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to any registration statement, and to sign any registration statement for the same offering covered by any registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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      Signature                        Name and Capacity                          Date
      ---------                        -----------------                          ----

/s/ JOHN D. BOWLIN             John D. Bowlin,
_______________________        Director of Pliant Corporation                 June 14, 2005

/s/ RICHARD P. DURHAM          Richard P. Durham,
_______________________        Director of Pliant Corporation                 June 14, 2005

/s/ SEAN EPPS                  Sean Epps,
_______________________        Director of Pliant Corporation                 June 14, 2005

/s/ EDWARD A. LAPEKAS          Edward A. Lapekas,
_______________________        Director of Pliant Corporation                 June 14, 2005

/s/ ALBERT MACMILLAN           Albert MacMillan,
_______________________        Director of Pliant Corporation                 June 14, 2005

/s/ JEFFREY C. WALKER          Jeffrey C. Walker,
_______________________        Director of Pliant Corporation                 June 14, 2005

/s/ TIMOTHY J. WALSH           Timothy J. Walsh,
_______________________        Director of Pliant Corporation                 June 14, 2005

/s/ JAMES HARDER               James Harder,
_______________________        President and Director of                      June 14, 2005
                               Pliant Solutions Corporation

/s/ DAVID L. KING              David L. King,
_______________________        Director of Uniplast Holdings, Inc. and        June 14, 2005
                               Uniplast Industries, Co.
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